UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 2, 2012, Yahoo! Inc. issued the following press statement:

Yahoo! has been moving aggressively to intensify its focus on delivering shareholder value – overhauling its Board of Directors and appointing a new CEO who is moving rapidly to re-shape the business. With a highly expert and independent Board, Yahoo!’s new leadership team and its employees are working hard to restore the company’s growth and innovation and refocus its resources on key parts of the business that offer the greatest potential for growth. We believe our shareholders will understand that this is our priority and that our resources and attention are appropriately focused on reshaping and reigniting Yahoo!. With that in mind, we intend to communicate directly with our shareholders, employees, users, and customers about the new Yahoo! – its leadership, our plans, and our progress – and do not intend to respond to every statement from Third Point.

It is important to note that Yahoo! has been actively and openly soliciting constructive input from its major shareholders, including Third Point, regarding both the composition of its Board and the company’s ongoing evolution. Unfortunately, Mr. Loeb rejected our efforts to bring Third Point’s perspective into the board room through the offer of two board seats. Nevertheless, the Board made clear to Mr. Loeb that it remains open to hearing Third Point’s ideas and to working constructively with Third Point, as with all of its shareholders. We look forward to continuing constructive dialogue with shareholders as we work to build Yahoo!’s forward momentum.

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Important Additional Information

Yahoo! will be filing a proxy statement with the SEC in connection with the solicitation of proxies for its 2012 annual meeting of stockholders. Stockholders are strongly advised to read Yahoo!’s 2012 proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Stockholders will be able to obtain copies of Yahoo!’s 2012 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo! with the SEC in connection with its 2012 annual meeting of stockholders for no charge at the SEC’s website at www.sec.gov.

Yahoo!, its directors, executive officers and certain employees may be deemed participants in the solicitation of proxies from stockholders in connection with Yahoo!’s 2012 annual meeting of stockholders. Information concerning the ownership of Yahoo! securities by Yahoo!’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo!’s proxy statement for its 2011 annual meeting of stockholders filed with the SEC on April 29, 2011. Information regarding Yahoo!’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2012 annual meeting of stockholders, including their respective interests by security holdings or otherwise, also will be set forth in the definitive proxy statement for Yahoo!’s 2012 annual meeting of stockholders when it is filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
Name: Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: April 2, 2012